UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 29, 2004
                                                         ----------------

                         FRIENDLY ICE CREAM CORPORATION
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             (Exact Name Of Registrant As Specified In Its Charter)

                                  MASSACHUSETTS
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                 (State or Other Jurisdiction of Incorporation)

                     001-13579                             04-2053130
                     ---------                             ----------
             (Commission File Number)       (I.R.S. Employer Identification No.)

1855 Boston Road, Wilbraham, MA                               01095
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 (Address of Principal Executive Offices)                   (Zip Code)

                                 (413) 543-2400
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition

On October 29, 2004, Friendly Ice Cream Corporation (the "Company") issued a press release announcing selected financial results of the Company for the quarter ended September 26, 2004, included herewith as Exhibit 99.1.


Item 9.01         Financial Statements and Exhibits

(c)      Exhibits
         --------

Exhibit Number          Exhibit Description
--------------          -------------------

99.1 Friendly Ice Cream Corporation Press Release dated October 29, 2004 announcing its financial results for the third quarter ended September 26, 2004.
                        (This press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, pursuant to Item 2.02, Results of Operations and Financial Condition, to this Report on Form 8-K).

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 29, 2004         FRIENDLY ICE CREAM CORPORATION


                                By:   /s/ PAUL V. HOAGLAND
                                   ------------------------------------------
                                Name: Paul V. Hoagland
                                Title: Executive Vice President of
                                Administration and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number          Exhibit Description
-------------           -------------------

99.1 Friendly Ice Cream Corporation Press Release dated October 29, 2004 announcing its financial results for the third quarter September 26, 2004. (This press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, pursuant to Item 2.02, Results of Operations and Financial Condition, to this Report on Form 8-K).